Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

New York AMT Tax-Free Money Market

Fund

Institutional Class

(Fund 1869, trading symbol FNKXX)

Prospectus

April 17, 2007

Institutional Class is a class of Fidelity New York AMT Tax-Free Money Market Fund

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Converting Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to New York State and City personal income taxes.
  Normally not investing in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in New York AMT Tax-Free Money Market Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of New York AMT Tax-Free Money Market, a class of the fund. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Performance history will be available for Institutional Class after Institutional Class has been in operation for one calendar year.

Year-by-Year Returns

NY AMT Tax-Free Money Market
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	3.25%	3.05%	2.83%	3.68%	2.38%	1.17%	0.74%	0.87%	2.09%	3.10%

During the periods shown in the chart for New York AMT Tax-Free Money Market:	Returns	Quarter ended
Highest Quarter Return	0.97%	December 31, 2000
Lowest Quarter Return	0.14%	September 30, 2003

The returns shown above are for New York AMT Tax-Free Money Market, a class, which is not available through this prospectus. Institutional Class would have substantially similar annual returns to New York AMT Tax-Free Money Market because the classes are invested in the same portfolio of securities. Institutional Class's returns would differ from those of New York AMT Tax-Free Money Market's returns only to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
New York AMT Tax-Free Money Market	3.10%	1.59%	2.31%

The returns shown above are for New York AMT Tax-Free Money Market, a class, which is not available through this prospectus. Institutional Class would have substantially similar annual returns to New York AMT Tax-Free Money Market because the classes are invested in the same portfolio of securities. Institutional Class's returns would differ from those of New York AMT Tax-Free Money Market's returns only to the extent that the classes do not have the same expenses.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Institutional Class shares of the fund.

Prospectus

Shareholder fees (paid by the investor directly)

Institutional Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Institutional Class
Management fee	0.20%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.05%
Total annual class operating expenses	0.25%
Less reimbursement	0.05%
Net expensesB	0.20%

A Based on estimated amounts for the current fiscal year.

B Effective April 18, 2007, FMR has contractually agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.20%. This arrangement may not be discontinued or modified without the approval of the fund's Board of Trustees.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Institutional Class
1 year	$ 20
3 years	$ 64
5 years	$ 113
10 years	$ 255

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes. Municipal securities whose interest is exempt from federal and New York State and City personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to New York State and City personal income taxes under normal circumstances. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Prospectus

Fund Basics - continued

Principal Investment Risks

Many factors affect the fund's performance. Because FMR concentrates the fund's investments in New York, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. The economic condition and finances of the City and State of New York are closely related and both the City and the State have experienced financial difficulty. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Prospectus

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and from the federal alternative minimum tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or New York State and City personal income taxes.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from New York State and City personal income taxes.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open. The fund is also open for business on Good Friday, and may be open in the event of an unexpected close of the NYSE if the Federal Reserve Bank of New York (New York Fed) and/or the principal bond markets (as recommended by the Bond Market Association) are open.

Prospectus

Fund Basics - continued

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of Institutional Class through an investment professional. If you buy or sell shares of Institutional Class through an investment professional, the procedures for buying, selling, and exchanging shares of Institutional Class and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of Institutional Class through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com or www.advisor.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, convert, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy, sell, or convert; and
  Dollar amount or number of shares you want to buy, sell, or convert.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$1,000,000
Balance	$1,000,000

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies. However, FMR anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Buying Shares

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to buy shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Prospectus

When you place an order to buy shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large purchases.
  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If when you place your wire purchase order you indicate that Fidelity will receive your wire that day, your wire must be received in proper form by Fidelity at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to sell shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or

Prospectus

Shareholder Information - continued

  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $1,000,000 to keep your fund position open, except fund positions not subject to balance minimums.
  You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large redemptions.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares of Institutional Class by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Converting Shares

You may convert New York AMT Tax-Free Money Market shares to Institutional Class shares at any time, provided that you meet the eligibility requirements for Institutional Class. The conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event. You may contact Fidelity by telephone or by mail to request a conversion.

Conversions to Institutional Class shares may not be available if your account is held through an investment professional or other financial intermediary, such as a bank, broker-dealer, insurance company, third-party administrator, or registered investment adviser. Please contact your investment professional or financial intermediary to determine if Institutional Class shares are available and to learn about other rules that may apply.

Prospectus

The fund may conduct periodic reviews of account balances and may convert your New York AMT Tax-Free Money Market shares to Institutional Class shares if you meet the eligibility requirements for Institutional Class. Automatic conversions between New York AMT Tax-Free Money Market and Institutional Class shares generally are not available to accounts held by investment professionals and other financial intermediaries.

If you no longer meet the minimum balance requirements for Institutional Class, for any reason, the fund may convert your Institutional Class shares to New York AMT Tax-Free Money Market shares. Investors will be notified in writing before any such conversion to New York AMT Tax-Free Money Market.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder you have the privilege of exchanging Institutional Class shares of a fund for any class of a Fidelity money market fund or for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or, if you trade directly through Fidelity, call your Fidelity client services representative or 1-877-208-0098 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or, if you trade directly through Fidelity, to the address found in "General Information."

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Fidelity Money Line® To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or, if you trade directly through Fidelity, call your Fidelity client services representative or 1-877-208-0098 before your first use to verify that this feature is set up on your account.
  Minimum transaction: $100
  Maximum transaction: $100,000

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000,000 for any reason, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

You may request to have dividends relating to Institutional Class shares redeemed from an account closed during the month paid when the account is closed. The fund reserves the right to limit this service.

Earning Dividends

Institutional Class shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Institutional Class shares purchased at any time on Good Friday begin to earn dividends on the first business day following the day of purchase.

Institutional Class shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, a class may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares begin to earn dividends on the first business day following the day of purchase.

Prospectus

Institutional Class shares redeemed by a wire order prior to 12:00 noon Eastern time, generally earn dividends through the day prior to the day of redemption. Institutional Class shares redeemed at any time on Good Friday earn dividends until, but not including, the next business day following the day of redemption.

Institutional Class shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, a class may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

Neither Good Friday nor any day a fund is open despite an unexpected close of the NYSE will be considered a business day for purposes of exchanges into or out of any fund that is not open for business that day.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

The fund seeks to earn income and pay dividends exempt from federal income tax and New York State and City personal income taxes.

A portion of the dividends you receive may be subject to federal, state, or local income tax or, if applicable, may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For New York personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 29, 2007, FMR had approximately $1.6 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 29, 2007, FIMM had approximately $370.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of October 11, 2006, FIIA had approximately $32.8 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 27, 2006, FIIA(U.K.)L had approximately $20.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fund's annual management fee rate is 0.20% of its average net assets. Prior to April 1, 2007, the fund's annual management fee rate was 0.43% of its average net assets.

For the fiscal year ended January 31, 2007, the fund paid a management fee of 0.40% of the fund's average net assets, after reimbursement.

FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended July 31, 2006.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Institutional Class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers, may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail on the following pages and in the SAI.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-06398

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, and Directed Dividends are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.844267.101 NYO-pro-0407

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

New York AMT Tax-Free Money Market

Fund

Service Class

(Fund 1873, trading symbol FNOXX)

Prospectus

April 17, 2007

Service Class is a class of Fidelity New York AMT Tax-Free Money Market Fund(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution

Prospectus

Fund Summary

Investment Summary

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to New York State and City personal income taxes.
  Normally not investing in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in New York AMT Tax-Free Money Market Fund (the fund). The information illustrates the changes in the fund's performance from year to year, as represented by the performance of New York AMT Tax-Free Money Market, a class of the fund. Returns are based on past results and are not an indication of future performance.

Performance history will be available for Service Class after Service Class has been in operation for one calendar year.

Year-by-Year Returns

NY AMT Tax-Free Money Market
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	3.25%	3.05%	2.83%	3.68%	2.38%	1.17%	0.74%	0.87%	2.09%	3.10%

During the periods shown in the chart for New York AMT Tax-Free Money Market:	Returns	Quarter ended
Highest Quarter Return	0.97%	December 31, 2000
Lowest Quarter Return	0.14%	September 30, 2003

The returns shown above are for New York AMT Tax-Free Money Market, a class, which is not available through this prospectus. Service Class would have substantially similar annual returns to New York AMT Tax-Free Money Market because the classes are invested in the same portfolio of securities. Service Class's returns will be lower than New York AMT Tax-Free Money Market's returns to the extent that Service Class has higher expenses.

Average Annual Returns

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
New York AMT Tax-Free Money Market	3.10%	1.59%	2.31%

The returns shown above are for New York AMT Tax-Free Money Market, a class, which is not available through this prospectus. Service Class would have substantially similar annual returns to New York AMT Tax-Free Money Market because the classes are invested in the same portfolio of securities. Service Class's returns will be lower than New York AMT Tax-Free Money Market's returns to the extent that Service Class has higher expenses.

Prospectus

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell Service Class shares of the fund.

Shareholder fees (paid by the investor directly)

Service Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Service Class
Management fee	0.20%
Distribution and/or Service (12b-1) fees	0.25%
Other expensesA	0.05%
Total annual class operating expenses	0.50%
Less reimbursement	0.05%
Net expensesB	0.45%

A Based on estimated amounts for the current fiscal year.

B Effective April 18, 2007, FMR has contractually agreed to reimburse Service Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.45%. This arrangement may not be discontinued or modified without the approval of the fund's Board of Trustees.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Service Class's annual return is 5% and that your shareholder fees and Service Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Service Class
1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes. Municipal securities whose interest is exempt from federal and New York State and City personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to New York State and City personal income taxes under normal circumstances. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Prospectus

Fund Basics - continued

Principal Investment Risks

Many factors affect the fund's performance. Because FMR concentrates the fund's investments in New York, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. The economic condition and finances of the City and State of New York are closely related and both the City and the State have experienced financial difficulty. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Prospectus

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and from the federal alternative minimum tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal or New York State and City personal income taxes.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

The fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from New York State and City personal income taxes.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open. The fund is also open for business on Good Friday, and may be open in the event of an unexpected close of the NYSE if the Federal Reserve Bank of New York (New York Fed) and/or the principal bond markets (as recommended by the Bond Market Association) are open.

Prospectus

Fund Basics - continued

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Service Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Service Class's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of Service Class through an investment professional. If you buy or sell shares of Service Class through an investment professional, the procedures for buying, selling, and exchanging shares of Service Class and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of Service Class through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com or www.advisor.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$1,000,000
Balance	$1,000,000

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies. However, FMR anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Buying Shares

The price to buy one share of Service Class is the class's NAV. Service Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to buy shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large purchases.

Prospectus

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If when you place your wire purchase order you indicate that Fidelity will receive your wire that day, your wire must be received in proper form by Fidelity at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Service Class is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to sell shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $1,000,000 to keep your fund position open, except fund positions not subject to balance minimums.
  You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large redemptions.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares of Service Class by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Service Class shareholder you have the privilege of exchanging Service Class shares of a fund for any class of a Fidelity money market fund or for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.

Prospectus

  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or, if you trade directly through Fidelity, call your Fidelity client services representative or 1-877-208-0098 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or, if you trade directly through Fidelity, to the address found in "General Information."

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Fidelity Money Line® To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or, if you trade directly through Fidelity, call your Fidelity client services representative or 1-877-208-0098 before your first use to verify that this feature is set up on your account.
  Minimum transaction: $100
  Maximum transaction: $100,000

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $1,000,000 for any reason, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

You may request to have dividends relating to Service Class shares redeemed from an account closed during the month paid when the account is closed. The fund reserves the right to limit this service.

Earning Dividends

Service Class shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Service Class shares purchased at any time on Good Friday begin to earn dividends on the first business day following the day of purchase.

Prospectus

Shareholder Information - continued

Service Class shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, a class may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares begin to earn dividends on the first business day following the day of purchase.

Service Class shares redeemed by a wire order prior to 12:00 noon Eastern time, generally earn dividends through the day prior to the day of redemption. Service Class shares redeemed at any time on Good Friday earn dividends until, but not including, the next business day following the day of redemption.

Service Class shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, a class may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

Neither Good Friday nor any day a fund is open despite an unexpected close of the NYSE will be considered a business day for purposes of exchanges into or out of any fund that is not open for business that day.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Service Class:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional Service Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Prospectus

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

The fund seeks to earn income and pay dividends exempt from federal income tax and New York State and City personal income taxes.

A portion of the dividends you receive may be subject to federal, state, or local income tax or, if applicable, may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For New York personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 29, 2007, FMR had approximately $1.6 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 29, 2007, FIMM had approximately $370.3 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of October 11, 2006, FIIA had approximately $32.8 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 27, 2006, FIIA(U.K.)L had approximately $20.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fund's annual management fee rate is 0.20% of its average net assets. Prior to April 1, 2007, the fund's annual management fee rate was 0.43% of its average net assets.

For the fiscal year ended January 31, 2007, the fund paid a management fee of 0.40% of the fund's average net assets, after reimbursement.

FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended July 31, 2006.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

Fidelity Distributors Corporation (FDC) distributes Service Class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers, may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  distribution and/or service (12b-1) fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail on the following pages and in the SAI.

Service Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Service Class currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

In addition, the plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class. The SAI contains further details about these payments made by FMR, FDC and their affiliates and the services provided by certain intermediaries. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

Because 12b-1 fees are paid out of Service Class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-06398

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, and Directed Dividends are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.844274.101 NYAS-pro-0407

Fidelity® New York AMT Tax-Free Money Market Fund

A Fund of Fidelity New York Municipal Trust II

Institutional Class and Service Class

STATEMENT OF ADDITIONAL INFORMATION

April 17, 2007

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 17, 2007, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding New York	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

NYO/NYAS-ptb-0407
1.844281.101

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of New York AMT Tax-Fee Money Market Fund (the fund)'s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities, has the right to obtain at no added cost, securities equivalent in kind and amount to the securities sold short.

Margin Purchases

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

For purposes of the fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.

Cash Management. A fund can hold uninvested cash. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's® Investors Service and "AAA" by Standard & Poor's® (S&P®).

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. For purposes of making initial and ongoing minimal credit risk determinations, FMR and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Temporary Defensive Policies. The fund reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

SPECIAL CONSIDERATIONS REGARDING NEW YORK

The following section provides only a summary of the complex factors affecting the financial situation in New York State (as used in this section, the "State") and is based on publicly available information from the State as of the date of this SAI. The information contained in such publicly available documents has not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Special Considerations Relating to New York Municipal Securities

New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

The Division of Budget (DOB) projects the State will end the 2006-07 fiscal year with a General Fund balance of $3.3 billion. This balance is not a surplus from 2006-07 operations, but reflects $1.0 billion in long-term undesignated reserves and $2.3 billion previously set aside to finance existing or planned commitments. The long-term reserves consist of $944 million in the Tax Stabilization Reserve Fund, which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve for litigation risks. The reserves previously set aside for planned commitments include $276 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $1.8 billion in a spending stabilization reserve (the amount of the 2005-06 surplus remaining after balancing the 2006-07 Enacted Budget) that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant risks include the following:

Risks to the U.S. Economic Forecast: As always, there is considerable risk to the U.S. Economic forecast. Unpredictable events such as a major terrorist attack remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of goods and services, or causing a large spike in oil prices. Other risks to the U.S. Economic forecast include the following. A more severe downturn in the housing market than anticipated could derail the national economy from its predicted path. A more abrupt increase in energy prices than projected could reduce the ability of consumers and businesses to spend on non-energy related items. Persistently high energy prices also raise the possibility that inflationary expectations could ratchet higher, causing the Federal Reserve Board to revert back to a tightening of monetary policy. A sharp reduction in the inflow of foreign funds could produce new inflationary pressures by weakening the U.S. dollar. Lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

Risks to the New York Forecast: In addition to the risks described above for the national forecast, there are risks specific to New York. The chief risk remains another attack targeted at New York City that could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could tighten one more time. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State's real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

Labor Contracts: Existing labor contracts with all the State's major employee unions are set to expire at the end of 2006-07. The existing contracts cover a four-year period and included an $800 lump sum payment and general salary increases of 2.5 percent in 2004-05, 2.75 percent in 2005-06 and 3.0 percent in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a total cost of approximately $2.2 billion to the General Fund and $2.9 billion in All Funds. The current Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future one percent salary increase would cost roughly $83 million annually in the General Fund and $129 million in All Funds.

Miscellaneous Receipts: The State Financial Plan assumes approximately $450 million annually in receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which was offset by a reduction in spending for State aid to localities. There can be no assurance that comparable shortfalls will not occur in 2006-07 or in future years, or that offsetting spending reductions will occur.

GAAP-Basis Results for Fiscal Year 2005-06

The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

The State's general purposes financial statements for fiscal year 2005-06 prepared on a GAAP basis reflect the following.

Net Assets. The State reported net assets of $49.1 billion, which was comprised of $62.1 billion in capital assets net of related debt, $7.3 billion in restricted net assets offset by an unrestricted net assets deficit of $20.3 billion. Net assets reported for governmental activities increased by $4.8 billion from a year ago, increasing from $41.2 billion to $46.0 billion. Unrestricted net assets - the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements - had a deficit of $20.9 billion at March 31, 2006.

The deficit in unrestricted governmental net assets, which declined by nearly $2.5 billion in 2006, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.3 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.3 billion), local highway and bridge projects ($3.1 billion), local mass transit projects ($2.3 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.2 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for business-type activities increased by $491 million (18.6 percent), $3.1 billion in 2006 compared to $2.6 billion in 2005. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($534 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($29 and $2 million, respectively), and offset by Lottery losses of $74 million. As of June 30, 2005, $7.8 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

Governmental Activities. The State's total revenues for governmental activities of $107.4 billion exceeded its total expenses of $101.1 billion by $6.3 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenue was $59.1 billion including education aid transfers from the State Lottery of $2.2 billion, grants and contributions of $36.6 billion, and revenues derived by those who directly benefited from the programs of $11.7 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $48.3 billion in 2006. The State paid for the remaining "public benefit" portion of governmental activities with $54.3 billion in taxes and $4.7 billion in other revenues including investment earnings.

Business-type Activities. The cost of all business-type activities this year was $15.7 billion. The increase in business-type activities' expenses was caused primarily by increases in payments for Lottery prizes and personal service and fringe benefit costs required by negotiated labor agreements. The amount that taxpayers ultimately financed for activities reported as transfers was $449 million because some activity costs were paid by those directly benefiting from the programs ($10.0 billion), grants and contributions ($5.1 billion) and other miscellaneous revenue ($632 million). The increase in charges for services revenues was primarily caused by increases in Lottery ticket sales and tuition paid by out of state residents and an increase in student enrollment.

State Funds. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $12.2 billion. Included in this year's total change in fund balance is an operating surplus of $1.6 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.6 billion in personal income tax revenue, a $1.0 billion increase in business and other taxes and a $1.0 billion increase in miscellaneous revenues, offset by a $234 million decline in consumption and use tax revenue. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $3.2 billion increase in expenditures. Local assistance expenditures increased by nearly $2.3 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $963 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs.

The State ended the 2005-06 fiscal year with a General Fund accumulated balance of $2.2 billion. The increase of the fund balance is due primarily to an increase in tax revenues as a result of an increase in the personal income tax rate and an improving State economy.

Capital Assets. The State is responsible for maintaining more than 42,495 lane miles of highway and 7,809 bridges. Pavement condition rating parameters for the current year are expected to be between 6.7 and 7.2, while bridge pavement condition parameters are expected to be between 5.3 and 5.6. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2006.

The State's 2006-07 fiscal year capital budget calls for it to spend $6.1 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $204 million in general obligation bond proceeds, $3.1 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.0 billion in funds on hand or received during the year.

Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment Capital Leases and Building Capital Leases which represent $369 million as of March 31, 2006, do not require Legislature or voter approval. Other obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities - thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt. At March 31, 2006 the State had $2.1 billion in State-supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate.

In addition, the State had $2.4 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates in 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. The interest rate mode will be determined close to the conversion date. Similar to the convertible bonds, the State also entered into approximately $693 million in swaps that create synthetic variable rate exposure in the future. In these transactions, the State issued fixed rate bonds and entered into forward starting swaps in which it receives a fixed rate that exceeds the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net result is the State will be paying interest at a fixed rate through 2014, and a variable rate between 2014 and 2030.

At March 31, 2006, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 5.1 percent of the State-supported debt portfolio. Variable to fixed rate swap agreements of $6 billion were equal to 14.5 percent of the total State-supported debt portfolio. Additionally, the State had $970 million in fixed to variable rate swap agreements outstanding, which are excluded from the statutory cap because at the time the transaction was completed, they offset specific risks in the State's swap portfolio.

At March 31, 2006 the State had $47.1 billion in bonds, notes, and other financing agreements outstanding compared with $47.5 billion last year, a decrease of $442 million.

2006-2007 Financial Plan

2006-07 Budget Enactment. The State's current fiscal year began on April 1, 2006 and ends on March 31, 2007. The Legislature adopted a budget for 2006-07 by April 1, 2006, the start of the State's fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. After reaching general agreement with the Executive in early March that $750 million in additional "consensus" revenues were available to finance legislative additions to the Governor's Executive Budget, the Senate and Assembly negotiated a budget agreement that culminated with the passage of final budget bills on March 31, 2006.

Although the Legislature adopted the budget on time, the process was marked by substantive policy disagreements between the Governor and Legislature, with the Governor vetoing 207 individual items of appropriation and the legislature overriding a majority of the Governor's vetoes.

2006-2007 Financial Plan. The State's Financial Plan forecasts receipts and disbursements for the fiscal year and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. DOB issued the third quarterly update to the Financial Plan (the "Financial Plan Third Quarterly Update") on February 7, 2007.

Receipts. In the Enacted Budget Financial Plan, the State projected All Funds receipts for 2006-07 to total $111.2 billion, an increase of 3.9 percent or $4.2 billion over 2005-06 collections. The estimated increase reflects growth in tax receipts of $3.3 billion, Federal grants of $467 million, and miscellaneous receipts of $423 million.

The Enacted Budget Financial Plan estimated total 2006-07 General Fund receipts, including transfers from other funds, to be $50.9 billion, an increase of $3.7 billion, or 7.7 percent over the prior year. The Enacted Budget Financial Plan projected General Fund tax receipts growth at 6.7 percent and General Fund miscellaneous receipts to increase by 41.1 percent, largely due to several one-time transactions expected in the current fiscal year.

The Enacted Budget Financial Plan estimated All Funds personal income tax receipts for 2006-07 to total $34.2 billion, an increase of approximately $3.4 billion, or 11.1 percent, over the prior year. The forecast reflects continued strong growth in taxable income for 2006, along with the residual benefit of the 2005 tax payments made in April, which includes the impact of the last year of the temporary personal income tax surcharge. Projected growth for 2006-07 reflects the expiration of the temporary surcharge and the part-year impact of the new Empire State Child Credit (effective for tax years beginning in 2006) authorized in the Enacted Budget. The Enacted Budget Financial Plan projected General Fund personal income tax receipts for 2006-07 to total $23.1 billion, an 11.8 percent increase over the prior year.

The Enacted Budget Financial Plan estimated All Funds user taxes and fees collections for 2006-07 to be $13.7 billion, a decrease of 1.7 percent from 2005-06. The Enacted Budget Financial Plan estimated General Fund receipts for user taxes and fees to be $8.3 billion in 2006-07, a decrease of 3.7 percent from 2005-06. The decrease in the General Fund and All Funds largely reflects the impact of the exemption of clothing and footwear priced under $110. The Enacted Budget Financial Plan projected General Fund sales tax receipts to be $7.7 billion, a decrease of $292 million, or 3.7 percent.

The Enacted Budget Financial Plan estimated All Funds business tax receipts for 2006-07 to reach $7.3 billion, an increase of $221 million, or 3.1 percent over the prior year. The estimate reflects a return to more moderate levels of growth in business taxes following extraordinary growth of 22.1 percent in 2005-06. The overall increase in the business tax category for 2006-07 is due primarily to growth in the corporate franchise tax (4.1 percent), insurance tax (9.5 percent) and petroleum business taxes (4 percent), offset by declines in corporate utility taxes (4.9 percent) and the bank tax (1.4 percent). The estimates expect that audit and compliance receipts from the corporate franchise and bank tax will return to more normal levels after the exceptional results in 2005-06. Receipts for 2006-07 also reflect the impact of tax reductions reflected in the 2006-07 Enacted Budget, including the elimination of the S-Corporation differential tax, the extension and increase in the Empire State Film Production credit, and the reduction in taxes paid by certain life insurance companies. The Enacted Budget Financial Plan projected General Fund business taxes to be $5.3 billion in 2006-07, an increase of 4.3 percent.

The Enacted Budget Financial Plan projected All Funds receipts for other taxes at $1.7 billion in 2006-07, down $124 million, or 6.8 percent, from 2005-06 receipts. The expected decline reflects a $138 million decrease in real estate transfer tax receipts due to an anticipated "cooling" of the downstate real estate market. The decline in real estate transfer tax receipts is partially offset by an anticipated $19 million increase in estate tax receipts. The Enacted Budget Financial Plan projected General Fund receipts in 2006-07 from other taxes are projected to increase $15 million, or 1.6 percent, to $896 million. Growth of $19 million in estate tax receipts is partially offset by the loss of receipts from the repealed gift tax and real property gains tax.

The Enacted Budget Financial Plan projected All Funds miscellaneous receipts to increase by $412 million and General Fund miscellaneous receipts to total over $2.8 billion in 2006-07, an increase of $817 million from 2005-06.

Disbursements. The Enacted Budget Financial Plan projected General Fund disbursements, including transfers to other funds, of $50.8 billion in 2006-07, an increase of $4.3 billion (9.4 percent) over 2005-06 actual results. Increases in Grants to Local Governments, State Operations, and General State Charges are partially offset by a decrease in transfers to other funds. Local assistance spending is projected at $34.2 billion in 2006-07, an increase of $2.9 billion, State Operations spending is projected at $9.5 billion in 2006-07, an increase of $1.3 billion (15.9 percent), and spending for General State Charges is projected to be $4.4 billion in 2006-07, an increase of $438 million (11.0 percent) over the prior year.

The Enacted Budget Financial Plan projected Transfers to Other Funds to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($219 million), and other funds ($797 million).

The Financial Plan Third Quarterly Update: The Financial Plan Third Quarterly Update revised estimated General Fund disbursements downward by $172 million across several programs. In addition, the Financial Plan Third Quarterly Update revised estimated Medicaid spending projections downward by $100 million, with the savings used to finance costs that would otherwise be paid for through Health Care Resources (HCRA).

The Third Quarterly Update projects the net General Fund surplus at $1.5 billion in the current year. Strength in tax collections, attributable especially to continued economic growth in the financial services, real estate, and construction sectors, has led the State to raise its General Fund tax receipts forecast for the current year by over $500 million. This growth is partially offset by a delayed payment of $175 million from the New York Power Authority that is now expected to be received in 2007-08, and other modest revenue revisions. A planned $428 million payment from New York City also remains at risk, but is expected by the end of the current fiscal year.

The Financial Plan includes an $81 million deposit to the Tax Stabilization Reserve Fund (added at the time of the Mid-Year Update), maintaining the balance at the statutory maximum level of 2 percent of General Fund spending ($1.0 billion). DOB projects the State will end the 2006-07 fiscal year with an approximate $3.6 billion balance in the General Fund, consisting of $1.0 billion in the Tax Stabilization Reserve Fund, $1.5 billion from the 2006-07 projected surplus, $787 million from the remaining 2005-06 prior-year surplus, $21 million in the Contingency Reserve for litigation risks, and $276 million in the Community Projects Fund to support existing commitments.

2007-2008 Financial Plan

On January 31, 2007, the Governor presented his 2007-08 Executive Budget (the "Executive Budget") to the Legislature which contained financial projections, a proposed Capital Program and Financing Plan for the State's 2007-08 fiscal year.

Receipts. The State expects total All Funds receipts to reach $118.3 billion, an increase of $5.3 billion, or 4.7 percent from 2006-07 results. The State projects All Funds tax receipts to grow by nearly $2.7 billion. The majority of this increase is attributable to the expectation of continued economic expansion offset by the net impact of past and proposed tax actions that serve to reduce receipts in 2007-08 on a net basis by $450 million. The State expects All Funds Federal grants to increase by more than $1.1 billion, or 3.1 percent. The State projects All Funds Miscellaneous receipts to increase by approximately $1.5 billion, or 8.1 percent.

The State projects total General Fund receipts at $52.7 billion, an increase of $1.2 billion, or 2.4 percent from 2006-07 estimates. The State projects General Fund tax receipt growth to remain nearly level with 2006-07 results and General Fund miscellaneous receipts to increase by $186 million. The lack of growth in General Fund tax receipts largely reflects proposals with the Executive Budget, including increasing school tax relief (STAR) benefits and earmarking additional funds to debt service funds. The State projects Federal grants to decline due to the loss of one-time Federal reimbursement for emergency costs related to delays in implementation of the Federal Medicare Part D program.

The State projects All Funds income tax receipts for 2007-08 to increase $1.8 billion over the prior-year to total $36.3 billion. The State projects gross receipts to increase 6.6 percent and reflect projected withholding growth of 6.2 percent ($1.7 billion), while the State expects the growth in estimated taxes for tax year 2007 liabilities to reach 9.2 percent ($700 million). The State projects payments from extensions and final returns for tax year 2006 to each increase by less than 4.0 percent, or by $95 million and $74 million, respectively. The State projects receipts from delinquencies to increase $85 million over the prior-year. The State projects net receipts, which include refunds on tax year 2006 payments and liabilities, to grow 5.3 percent and reflect growth in refunds of $784 million or 14.2 percent. The robust growth over the prior-year in refunds is mainly attributable to the impact of the child credit implemented in 2006, offset by a slight reduction in the State/City offset from the prior-year ($24 million).

The State projects General Fund income tax receipts for 2007-08 of $22.3 billion to decline by $570 million or 2.5 percent from the prior-year. The decline is attributable to increases in the deposits to the STAR Fund of roughly 24 percent to nearly $5.0 billion. This increase supports the new Middle Class STAR program proposed with the Executive Budget. In addition, deposits to the Revenue Bond Tax Fund (RBTF) of almost $9.1 billion reflect Executive Budget legislation that would provide that deposits to the RBTF be calculated before the deposit of income tax receipts to the STAR Fund. Although this would have the impact of decreasing General Fund personal income tax more than $1.0 billion (25 percent of STAR), deposits in excess of debt service requirements are transferred back to the General Fund.

The State projects General Fund user taxes and fees receipts to total 8.6 billion in 2007-08, an increase of $328 million or 3.9 percent from 2006-07. This increase largely reflects the projected growth in the sales tax base (4.1 percent) along with the enforcement of tax law provisions governing the taxation of various products sold by Native Americans.

The State projects All Funds business tax receipts for 2007-08 of nearly $8.5 billion to increase by $327 million or 4.0 percent over the prior-year. The projections reflect $455 million of Executive Budget initiatives that would make the reporting of abusive tax shelters permanent, address loopholes in the tax law that allow taxpayers to shelter income in unintended ways, conform certain State provisions to Federal law and to standard practices in other states, and increase the low income housing credit. Non-audit business tax receipts before these Executive Budget initiatives are projected to increase 6.2 percent. The overall increase reflects a moderation in the growth of non-audit corporate franchise tax receipts to roughly 10 percent; growth in corporation and utilities taxes of 4.1 percent that is attributable to modest growth in receipts from utilities, and a 7.2 percent increase in the petroleum business tax. The State projects non-audit receipts from the insurance and bank taxes to remain roughly flat, reflecting current year liabilities, the volatility of the bank tax and projected industry trends. The State projects audit receipts related to All Funds business taxes to decline by approximately 35 percent or roughly $535 million from the historical levels estimated for 2006-07. The largest projected declines in audit receipts are reflected in the corporation franchise and bank taxes.

The State projects General Fund business tax receipts for 2007-08 of $6.3 billion, an increase of $306 million, or 5.1 percent over the prior-year. Business tax receipts deposited to the General Fund reflect the All Funds trends and the Executive Budget initiatives discussed in the paragraph above.

The State projects All Funds other tax receipts in 2007-08 of nearly $2.0 billion, down $67 million or 3.3 percent from 2006-07, reflecting modest retrenchment in real estate transfer tax receipts as well as a return to normal estate tax collection pace. The State projects General Fund receipts for 2007-08 to total nearly $1.1 million or a $17 million decline with estate tax collections expected to fall off its peak as the number of large states closing in the year returns to a more normal level.

The State projects All Funds miscellaneous receipts to total $20.0 billion in 2007-08, an increase of more than $1.5 billion from the current year. All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses.

The State projects General Fund miscellaneous receipts collections in 2007-08 to reach approximately $2.9 billion, up $183 million from 2006-07 results, reflecting license and fee collections and local government revenue and disbursement program increases, partially offset by decreases in receipts from investment income.

In addition to the General Fund increase described above, the State projects other funds miscellaneous receipts to increase by approximately $1.3 billion, comprised of $1 billion in capital projects receipts and $300 million in Special Revenue Funds receipts. The capital projects receipts increase was primarily driven by growth for school construction and other programs ($700 million and $100 million, respectively) as well as increases in other bonded projects. The Special Revenue Funds increase is primarily driven by growth in lottery revenues, including from video lottery terminals ($429 million), SUNY revenue ($173 million) and HCRA surcharge revenues ($213 million). This growth is partially offset by a decline in proceeds from health care conversions, which the State uses to finance Medicaid and public health programs ($500 million).

The State projects All Funds Federal grants to total $37.3 billion in 2006-07, an increase of $1.1 million from the current year. The State expects Federal aid to increase for Medicaid ($406 million), public health ($355 million), mental hygiene ($130 million), world trade center transportation related projects ($107 million), modernization of voting machines ($104 million), and homeland security ($101 million). Offsetting this growth is a projected decline in General Fund federal grants of $121 million due to the loss of a one-time reimbursement from the Medicare Part D program. In most cases, the grant levels reflect projected changes in State spending levels and a corresponding change in estimated Federal reimbursement, not changes in aid levels for New York authorized by Congress.

Disbursements. The State projects General Fund spending in 2007-08, including transfers to other funds, to total $53.3 billion. The State projects State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, to total $83.6 billion in 2007-08. The State projects All Funds spending to total $120.6 billion in 2007-08. The Financial Plan projections assume that the Executive Budget is enacted in its entirety. The adjusted annual percentage change for spending excludes the growth in State costs related to capping local Medicaid costs, taking over the entire cost of the Family Health Plus Program, and providing additional property tax relief under STAR, all of which provide local tax and mandate relief.

The State projects All Funds local assistance spending to total $85.5 billion, an increase of $4.3 billion (5.3 percent) over the current year. The growth is primarily driven by projected increases in school aid ($1.4 billion), Medicaid ($572 million), transportation ($545 million), and STAR spending ($952 million), which includes the expanded Middle Class STAR program.

The State projects all Funds State Operations spending at $18.6 billion in 2007-08, which finances the costs of Executive Branch agencies ($16.6 billion) and the Legislature and Judiciary ($2.0 billion). The largest executive branch agencies include SUNY ($4.8 billion; 39,834 full-time employees), Correctional Services ($2.4 billion; 31,514 full-time employees), Mental Hygiene ($2.9 billion; 40,560 full-time employees), Public Health ($820 million; 6,676 full-time employees), and State Police ($620 million; 5,927 full-time employees).

The State expects All Funds spending on General State Charges to total $5.4 billion in 2007-08, comprised of health insurance spending for employees ($1.6 billion) and retirees ($1.0 billion), pensions ($1.2 billion) and social security ($873 million).

The State projects All Funds capital spending at $6.0 billion in 2006-07 and $7.6 billion in 2007-08. In fiscal year 2007-08, transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (50 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development and government oversight (15 percent), education (10 percent), mental hygiene and public protection (8 percent), parks and the environment (8 percent), and health and social welfare, general government and other areas (9 percent).

The State projects All Funds debt service at $4.4 billion in 2007-08, of which $1.75 billion is paid from the General Fund through transfers and $2.64 billion from other State funds. Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund.

Authorities and Localities

Metropolitan Transportation Authority ("MTA"). The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

New York City. The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

Fiscal Oversight for New York City. In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2006-07 fiscal year or thereafter.

Litigation

New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following:

Real Property Claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 11, 2006, the defendants moved for summary judgment on the issue of laches.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. On July 8, 2005, the Second Circuit denied the United States' motion for rehearing en banc. On September 2, 2005, the Second Circuit also denied the other plaintiffs' petitions for rehearing en banc. On January 17, 2006, plaintiffs filed for a petition for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision. On June 5, 2006, the Supreme Court denied plaintiffs' petition for certiorari. This case is now concluded.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On February 10, 2006, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of the New York case. On November 6, 2006, the defendants moved for judgment on the pleadings.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in City of Sherrill v. Oneida Indian nation of New York, et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en banc review. On February 3, 2006, the United States and the tribal plaintiffs filed petitions for a writ of certiorari. On May 15, 2006, the Supreme Court denied plaintiffs' petitions for certiorari. The case is now concluded.

Settlements were signed by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian nation of New York on November 17, 2004 which required, in part, require enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The District Court has granted defendants permission to move to dismiss the complaints or for summary judgment on the issue of laches. On August 15, 2006, the defendants moved for summary judgment on the issue of laches.

State Finance Policy. In Greater New York Hospital Ass'n., et al. v. Pataki, et al. (Sup. Ct., New York County), the plaintiffs seek a declaratory judgment that certain Medicaid appropriations for the State's 2006-2007 fiscal year enacted by the Legislature over the Governor's veto are constitutional and that the Governor and his codefendants are constitutionally obligated to implement those appropriations and to take no action to prevent their implementation. On June 8, 2006, the Supreme Court, New York County denied plaintiffs' request for a temporary restraining order. In Healthcare Association of New York State, et al. v. Pataki, et al. (Sup. Ct., Albany County), the petitioners also challenge the Governor's refusal to authorize spending on Medicaid, mental health and other health appropriations for the State's 2006-07 fiscal year enacted by the Legislature over the Governor's veto. Both of these cases have been discontinued by agreement of the parties.

School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with sound based education (SBE) as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for SBE and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said SBE. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel was to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a SBE. On November 30, 2004, the panel issued its report and recommendations. It recommended that the Supreme Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay.

On March 23, 2006, the Appellate Division, First Department, by a three-member majority, vacated the March 15, 2005 order of the Supreme Court, New York County, confirming the referee's report and directed the Governor and the Legislature to:

(1) "Consider, as within the range of constitutionally required [operational] funding for the New York City School District," between $4.7 billion and 5.63 billion, phased in over four years, and "that they appropriate such amount" in order to remedy the constitutional deprivations found in the Court of Appeals' June 26, 2003 decision; and

(2) "Implement a capital improvement plan that expends $9.179 billion over the next five years or otherwise satisfies the City schools' constitutionally recognized capital needs."

In so directing the Governor and the Legislature, the First Department noted that "in the final analysis it is for the Governor and the Legislature to make the determination as to the constitutionally mandated amount of funding, including such considerations as how the funds shall be raised, how additional expenditures will affect other necessary appropriations and the economic viability of the State, and how the funding shall be allocated between the State and the City."

On April 17, 2006, the plaintiffs appealed to the Court of Appeals from the March 23, 2006 decision of the First Department. The State defendants cross appealed on April 21, 2006. On November 20, 2006, the Court of Appeals affirmed as modified the March 23, 2006 decision of the First Department. The Court of Appeals held that the constitutionally required funding for the New York City School District included additional operating funds in the amount of $1.93 billion, as adjusted with reference to the latest version of the Geographic Cost of Education Index and inflation since 2004. The Court of Appeals further vacated that portion of the March 23, 2006 order requiring a capital improvement program as unnecessary, citing the capital funding program approved by the Legislature in 2006. This case is now concluded.

Medicaid. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including (New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court. On December 22, 2005, the Appellate Division, Fourth Department, granted petitioners' motion for leave to appeal to the Court of Appeals. On October 24, 2006, the Court of Appeals affirmed the order of the Appellate Division dismissing the petition.

The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following information regarding the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), is a summary based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, and has not been independently verified.

Relationship between Puerto Rico and the United States

The United States (U.S.) and Puerto Rico share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

Government Structure

The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislative Assembly consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own U.S. District Court. Decisions of this court may be appealed to the U.S. Court of Appeals for the First Circuit and from there to the Supreme Court of the U.S.

Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

The Economy of Puerto Rico

The economy of Puerto Rico is closely linked to that of the U.S. During fiscal year 2005 (from July 1, 2004 to June 30, 2005), trade with the U.S. accounted for approximately 83% of Puerto Rico's exports and approximately 50% of its imports. Most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the U.S. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Consequently, the recession in the U.S. in 2001, and the subsequent recovery, have also been reflected in the Puerto Rico economy, although to a lesser degree.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant expansion in construction investment driven by infrastructure projects, private investment (primarily in housing), and relatively low oil prices.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2005. In fiscal year 2005, aggregate personal income was $48.8 billion ($44.1 billion in 2000 prices) and personal per capita income was $12,502 ($11,304 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the U.S. Transfer payments to individuals in fiscal year 2005 were $9.9 billion, of which $7.5 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

Forecast for Fiscal Year 2007. The forecast by the Puerto Rico Planning Board (Planning Board) for current real gross national product for fiscal year 2007, released in January 2006, projected an increase of 2.5%, or 5.9% in current dollars. Personal income was also expected to grow by 2.4%, or 5.8% in current dollars. Since that release, however, several key economic figures have begun to indicate a slowdown in the economy and, accordingly, the Planning Board recently lowered its fiscal year 2007 real gross national product growth forecast to 0.6%, or 4.9% in current dollars. Factors affecting the economy include the effect of increases in the price of oil and the adverse economic impact of the Commonwealth's fiscal crisis.

Forecast for Fiscal Year 2006. The Planning Board's current real gross national product forecast for fiscal year 2006, which was revised in January 2006, projects an increase of 2.2%, or 5.8% in current terms. This real gross national product forecast, however, was recently lowered to 1.2%, or 6.6% in current dollars, due to the effects of several key variables. Among the variables contributing to the Planning Board's downward revision in the forecast are the persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth's budget deficits (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline, the high level of oil prices will account for an increased outflow of approximately $1 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth's government with respect to the fiscal year 2006 budget deficit. The implementation of the tax-reform legislation discussed below, however, is expected to alleviate the Commonwealth's fiscal difficulties by raising additional revenues from the imposition of a sales tax, but this, too, may reduce net disposable income even after giving effect to certain income-tax reductions provided in the tax-reform legislation.

According to the Department of Labor and Human Resources Household Employment Survey (Household Survey), total employment for fiscal year 2006 averaged 1,253,000, an increase of 1.3% when compared to 1,238,000 for fiscal year 2005. The driving force of total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005. The average annual unemployment rate for fiscal year 2006 increased due to the partial government shutdown in May 2006. This partial government shutdown, which coincided with the dates during which the Household Survey data are collected, caused the unemployment rate for May 2006 to increase to approximately 20%.

Fiscal Year 2005. The Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy registered an increase of 2.0% in real gross national product. Nominal gross national product was $53.4 billion in fiscal year 2005 ($44.9 billion in 2000 prices), compared to $50.4 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.9%. Aggregate personal income increased from $45.9 billion in fiscal year 2004 ($43.0 billion in 2000 prices), to $48.8 billion in fiscal year 2005 ($44.1 billion in 2000 prices), and personal income per capita increased from $11,819 in fiscal year 2004 ($11,072 in 2000 prices), to $12,502 in fiscal year 2005 ($11,304 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance of the U.S. economy.

Economic Performance by Sector

The dominant sectors of the Puerto Rico economy are manufacturing and services, which from fiscal year 2001 to fiscal year 2005 generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high-technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Manufacturing. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2005 manufacturing generated $33.1 billion or 40.4% of gross domestic product. During fiscal year 2006, payroll employment for the manufacturing sector was 112,074, a decrease of 4.9% compared with fiscal year 2005, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of December 2005, the average hourly manufacturing wage rate in Puerto Rico was 66.8% of the average mainland U.S. rate.

Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last decade in the pharmaceutical, scientific instruments, computers and electrical products industries in Puerto Rico. One of the factors encouraging the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (U.S. Code), phases out the federal tax incentives during a ten-year period that recently ended, making the phase-out complete.

Total employment in the manufacturing sector decreased by 12,726 from fiscal year 2002 to fiscal year 2006. This reduction in manufacturing employment was coupled with a significant increase in manufacturing productivity and investment as shown by the expansion in real manufacturing output and in the growth of exports. Most of the decrease in employment has been concentrated in labor intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services. Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2001 and 2005, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.9%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, in fiscal year 2003 the number of self-employed individuals was 180,464, out of which 46.0% were in the service sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2005, services generated $32.3 billion of gross domestic product, or 39.4% of the total. Services employment grew from 516,135 in fiscal year 2001 to 547,057 in fiscal year 2005 (representing 52.5% of total non-farm payroll employment). This represents a cumulative increase of 6.0% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2001 to 2005, as measured by gross domestic product. From fiscal year 2001 to 2005, gross domestic product increased in wholesale and retail trade from $8.3 billion to $10.4 billion, and in finance, insurance, and real estate from $11.3 billion to $13.6 billion. There are 16 commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of December 31, 2005 were $109.1 billion. As of December 31, 2005, there were approximately 35 international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $74.1 billion.

Government. The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2005, the government accounted for $8.3 billion of Puerto Rico's gross domestic product, or 10.2% of the total. The government is also a significant employer, providing jobs for 309,594 workers, or 29.7% of total non-farm payroll employment in fiscal year 2005.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

On May 1, 2006, certain non-essential services offered by government agencies and departments, including public schools, were suspended in connection with the Commonwealth's attempt to address its budget deficit for fiscal year 2006. Approximately 95,000 public employees were granted a two-week leave of absence.

Tourism. During fiscal year 2005, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,842,400, an increase of 3.1% over the number of persons registered during the same period in fiscal year 2004. The number of non-resident tourists registered in tourist hotels during fiscal year 2005 increased 2.8% compared to fiscal year 2004 due to new hotel rooms opened in 2005. Hotel rooms available during fiscal year 2005 increased 5.3% compared to fiscal year 2004. The average number of rooms rented in tourist hotels increased 3.1% during fiscal year 2005 compared to fiscal year 2004. The average occupancy rate in tourist hotels during fiscal year 2005 was 70.8% compared to 72.4% for fiscal year 2004. The decrease in the occupancy rate in tourist hotels during fiscal year 2005 was due to the addition of new hotel rooms.

During the first six months of fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 903,700, an increase of 1.1% over the number of persons registered during the same period in fiscal year 2005. The average occupancy rate in tourist hotels during the first six months of fiscal year 2006 was 66.6%, compared to 68.1% during the same period in fiscal year 2005. The average number of rooms rented in tourist hotels increased 2.1% during the first six months of fiscal year 2006 compared with the same period during fiscal year 2005. The average number of rooms available in tourist hotels increased 4.3% during the first six months of fiscal year 2006 compared to the same period in fiscal year 2005.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre private development, including hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion to improve Puerto Rico's competitive position in the convention and group travel segments. The convention center opened on November 17, 2005, and 17 conventions have already been booked for the first year of operations.

The Convention Center District Authority also owns a multi-purpose coliseum located in San Juan, Puerto Rico. The coliseum, known as the José Miguel Agrelot Coliseum, was inaugurated in 2004 and has been host to various successful artistic and other events.

Transportation. Thirty-four shipping lines offer regular ocean freight service to eighty U.S. and foreign ports. San Juan is the island's leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Luis Muñoz Marín International Airport is currently served by 25 U.S. and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the U.S. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major U.S. airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island's major cities are connected by a modern highway system, which, as of December 31, 2004, totaled approximately 4,608 miles. The highway system comprises 379 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well.

The Port of the Americas Authority (PAA) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (TEU). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded on April 20, 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

As of June 19, 2006, PAA had an outstanding balance of $23.8 million under various lines of credit from the Government Development Bank for Puerto Rico (GDB). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2001 through fiscal year 2005, however, real construction investment decreased 0.9%. This decline is relatively small when compared to the high levels of construction activity recorded in prior fiscal years. The total value of construction permits increased 21.2% during the same five fiscal-year period.

Public investment has been an important component of construction investment. During fiscal year 2004, approximately 41% of the total investment in construction was related to public projects. During fiscal year 2005, the total value of construction permits increased 0.1% compared with fiscal year 2004. Average payroll employment in the construction sector during fiscal year 2006 was 67,059, a decrease of 1.7% from fiscal year 2005.

During fiscal year 2005, total sales of cement, including imports, decreased 0.1% compared with fiscal year 2004.

Total construction investment for fiscal year 2005 decreased (in real terms) by 0.6% due principally to the reduction in construction related public projects. For fiscal years 2006 and 2007, the Planning Board forecasts construction investment increases (in real terms) of 0.5% and 1.3% for each year. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth's fiscal difficulties.

During the first ten months of fiscal year 2006, the number of construction permits and the total value of construction permits decreased 0.9% and 5.5%, respectively, compared to the same period in fiscal year 2005. The total sales of cement, including imports, decreased 0.5% during the first eleven months of fiscal year 2006 compared to the same period in fiscal year 2005.

Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2005, gross income from agriculture was $803.1 million, a decrease of 0.6% compared with fiscal year 2004. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2005, fruits, starchy vegetables, and ornamental plants contributed a higher percentage of the sector's income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Economic Development Program for the Private Sector

The Commonwealth's economic development program for the private sector is now focused on initiatives aimed at producing a more diversified and sustainable economic development. The three principal elements of these initiatives are the following: (i) the promotion of foreign investment focused on life sciences and communications and information technology; (ii) the promotion of local entrepreneurial investment that builds upon the Commonwealth's competitive advantages in, among other areas, life sciences, tourism, commerce, and services; and (iii) investment in infrastructure and human capital to complement the promotion of foreign and local investment and focus on the current and future needs for human capital.

The Commonwealth has formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Four major components of this strategic plan are: (i) building on the strong presence in Puerto Rico of multinational companies in the science and technology sectors; (ii) building on Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico; (iii) attracting new companies in such sectors; and (iv) providing incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and to establish research and development facilities in Puerto Rico. The last initiative includes the creation of the Puerto Rico Science & Technology Trust, a government-sponsored trust, that will provide grants and financing to companies, entrepreneurs, and universities that engage in these activities.

The Commonwealth is also providing incentives to promote the establishment of distribution and call centers, the acquisition and development of patents, and the development of a local entrepreneurial class. Distribution and call centers located in the Commonwealth will benefit from special incentives such as: (i) an excise tax exemption on machinery and equipment acquired by a call center; and (ii) a preferential tax rate of 4% for call centers located in Puerto Rico if they offer services to Latin America and a preferential tax rate of 2% if they offer hemisphere or worldwide services. The Commonwealth has decided to focus on this type of industry because it is labor intensive, presents no environmental concerns, and is generally able to start operations quickly.

With respect to the acquisition and development of patents, under newly enacted legislation, the Secretary of the Commonwealth's Department of the Treasury (Treasury) may (i) negotiate the payment of taxes on patent royalties; and (ii) reduce the tax rate on patent royalties to a rate as low as 2%. These incentives are in addition to those already enacted for research and development carried out in the Commonwealth. To further develop a local entrepreneurial class, the Commonwealth has enacted legislation providing local entrepreneurs with the following benefits: (i) tax incentives to retailers that use their distribution channels to sell products made in Puerto Rico in other jurisdictions; (ii) at least 15% of products and services purchased by government agencies must be locally manufactured or provided; and (iii) the use of government-sponsored financing, marketing and/or training to promote the production of economically feasible products or services for Puerto Rico markets.

Puerto Rico Tax Incentives. One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the U.S. with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (1998 Tax Incentives Act), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical plant and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The credits are subject to approval by the Secretary of the Treasury, and the maximum amount of such credits for any fiscal year is $15,000,000.

In addition, legislation was enacted (i) amending the 1998 Tax Incentives Act to permit income tax rates lower than 2% for companies that establish operations in Puerto Rico in "core pioneer industries" which utilize innovative technology in their operations not used in Puerto Rico prior to January 1, 2000; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) granting income tax exemption to financial institutions for the fees and interest income received in connection with loans or guarantees of loans made to finance tourism development projects; (iv) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (v) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vi) granting tax exemption for investments in infrastructure made by housing developers; (vii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (viii) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures, and the development of undeveloped or under-developed sites.

Reduction of the Costs of Doing Business. The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects in the life sciences sector. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

The Commonwealth is in the process of diversifying its energy fuel sources. Two cogeneration power plants, one of which is fueled by coal and the other by liquefied natural gas, have reduced Puerto Rico's dependence on oil imports for the generation of electricity by approximately 25%, from 99% to 74%. Currently, as part of the Electric Power Authority's capital improvement plan, the Authority is considering building an additional cogeneration power plant fueled by liquefied natural gas in the municipality of Mayagüez.

Federal Tax Incentives. In connection with the phase-out of Sections 30A and 936 of the U.S. Code, the U.S. Senate requested the Joint Commission on Taxation (JCT) and the U.S. Government Accountability Office (GAO) to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from U.S. corporations to Controlled Foreign Corporations (CFCs), thus lessening the impact of the phase-out of those sections. Currently, the U.S. Congress is considering legislation that would extend to production activities that take place in Puerto Rico the benefit of Section 199 of the U.S. Code, which provides a three-point reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

In May 2006, the GAO published its study titled "Fiscal Relations with the Federal Government and Economic Trends during the Phaseout of the Possessions Tax Credit." The GAO study found that Puerto Rico's per capita gross domestic product and gross national product were significantly lower compared to U.S. averages. Also, the absolute gap between the per capita gross national product of Puerto Rico residents and that of U.S. residents has increased. The GAO study further found that, although the value-added by U.S. companies claiming the possessions tax credit decreased by about two-thirds, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the U.S., they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the U.S. Congress decide which economic development initiatives will best suit Puerto Rico's current situation.

In June 2006, the JCT published its pamphlet titled "An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options" (JCT Report). The JCT Report provides an overview of the tax and non-tax rules applicable to U.S. possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations of the JCT, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax policies aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the U.S. and Puerto Rico, which policies are likely to induce businesses to relocate from the U.S. to Puerto Rico.

Industrial Incentives Program. Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the U.S.), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes up to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation's stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

Tourism Incentives Program. For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (Tourism Incentives Act), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. To date, the Tourism Development Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of seventeen hotel projects representing over 3,900 new hotel rooms.

Incentives under the U.S. Code. U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the U.S.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (1996 Amendments), the tax credit was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Controlled Foreign Corporations. Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become CFCs. A CFC is a corporation that is organized outside the U.S. and is controlled by U.S. shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investments in certain U.S. properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to U.S. corporations operating under Section 936 of the U.S. Code (Section 936 Corporations). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the U.S. Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody's and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law ("non-eligible investments")). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $691,675,575 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($691,675,575) is equal to 8.53% of $8,113,386,000, which is the average of the adjusted internal revenues for the fiscal year ended June 30, 2005 and the estimate for such revenues for the fiscal year ended June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.18% and future maximum annual debt service for the Commonwealth's outstanding general obligation debt would be $663,825,275 in the fiscal year ending June 30, 2020. Debt service for the Puerto Rico Aqueduct and Sewer Authority (PRASA) guaranteed bonds of $30,120,768 was paid by PRASA during fiscal year 2006 (including, for this purpose, debt service payments due and paid on July 1, 2006) and, thus, is no longer included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

In May 2005, Moody's Investors Service (Moody's) and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P), each announced downgrades to the Commonwealth's general obligation debt rating. Moody's and S&P lowered their respective ratings on the Commonwealth's general obligation debt from "Baa1" to "Baa2" and from "A-" to "BBB." Among the reasons given by the rating agencies for the reduction in the ratings were the concern for the Commonwealth's financial performance, particularly the structural imbalance in its budget, the low funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (Employees Retirement System), the uncertainty surrounding the approval of a budget for fiscal year 2006 and the availability of additional recurring revenue sources. For more information relating to the rating downgrades please refer to www.moodys.com and www.standardandpoors.com.

On March 22, 2006, S&P placed the Commonwealth's rating on CreditWatch with negative implications as a result of the Commonwealth's anticipated budget deficit for fiscal year 2006, slow progress on tax and fiscal reform and the apparent political impasse regarding these measures.

On July 20, 2006, S&P confirmed its "BBB" and "BBB-" rating on the Commonwealth's general obligation debt and appropriation debt, respectively, and removed the rating from CreditWatch with negative implications, where it had been placed on March 22, 2006. S&P removed the Commonwealth from CreditWatch as a result of the recent approval of a 7% sales tax, the adoption of a $9.488 billion budget for fiscal year 2007, and the development during fiscal year 2007 of a government-restructuring plan to realign government agencies and curb operating expenditure growth. S&P, however, maintained its negative outlook based on the Commonwealth's history of lax expenditure and budget controls, which may offset the revenue flexibility provided by the recently adopted tax reform.

On February 24, 2006, Moody's placed the Commonwealth's general obligation rating of "Baa2" on its Watchlist for review and possible downgrade. Moody's also placed on its Watchlist all other bonds issued by various Commonwealth instrumentalities whose credit is directly or indirectly linked to that of the Commonwealth. On May 2, 2006, Moody's issued a report in response to the partial shutdown of the Commonwealth's government. In the report, Moody's stated that a prolonged political stalemate with respect to the resolution of the Commonwealth's budget deficit for fiscal year 2006 will have negative ratings implications.

On May 8, 2006, Moody's downgraded the Commonwealth's general obligation and appropriation bond ratings from "Baa2" to "Baa3" and from "Baa3" to "Ba1," respectively, and kept the ratings on Watchlist for possible further downgrades. Moody's action reflected the Commonwealth's strained financial condition, ongoing political conflict and lack of agreement regarding the measures necessary to end the government's multi-year trend of financial deterioration.

On July 21, 2006, Moody's confirmed its "Baa3" and "Ba1" rating on the Commonwealth's general obligation debt and appropriation debt, respectively, and removed the ratings from Watchlist with negative implications, where it had been placed on February 24, 2006. The confirmation of the Commonwealth's debt rating reflects recent passage of legislation enacting the tax and fiscal reform. However, Moody's outlook remained negative due to potential for continued fiscal strain and political conflict as the tax and fiscal reform, including the new sales tax, are implemented.

The Commonwealth has been assigned a negative ratings outlook by each of the rating agencies.

As of March 31, 2006, $2.88 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for bonds of the Public Buildings Authority.

As of March 31, 2006, $267 million of Commonwealth guaranteed obligations of GDB were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of GDB to date.

As of March 31, 2006, GDB held approximately $22.5 million of the Port of the Americas Authority's outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port. Currently, GDB is authorized to purchase up to an aggregate principal amount of $250 million of the Authority's bonds.

As of March 31, 2006, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $674.6 million. This amount consisted of $292 million in revenue bonds sold to the public, $212.7 million in bonds issued to the U.S. Department of Agriculture, Rural Development, and $169.9 of loans by the State Revolving Funds for the benefit of PRASA. On January 2, 1997, the Commonwealth began to make debt service payments under the Commonwealth guaranty and continuously made payments through fiscal year 2005. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making debt service payments required on these revenue bonds. PRASA has resumed payment of this debt from the net revenues it expects to receive as part of its newly revised tariff structure. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (Teachers Retirement System), the Commonwealth Judiciary Retirement System (Judiciary Retirement System), the Retirement System of the University of Puerto Rico (University Retirement System), and the Employees Retirement System of Puerto Rico Electric Power Authority (Electric Power Authority Retirement System).

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Act No. 91 of March 29, 2004 established that (i) all new teachers hired from that date and thereafter are covered by the Teachers Retirement System; and (ii) employees of the Teachers Retirement System as of that date may elect to participate in the Teachers Retirement System or in the Employees Retirement System. The Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth, its municipalities and instrumentalities. As of March 31, 2006, the total number of participants, including active participants and retirees, in the three systems was as follows: Employees Retirement System, 291,778; Teachers Retirement System, 77,511; and Judiciary Retirement System, 684. The three systems are financed by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, and investment income.

The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions consist of approximately 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions consist of 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2003, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $11.2 billion and $166.7 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.2 billion and $105 million, respectively, representing funding ratios of 17% and 37.1%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2003 actuarial valuation was completed in accordance with the "Projected Unit Credit" method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn-around in the equities market and the restructuring of the portfolio's asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 3.5%, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described below) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System, and the funding for such benefits will originate from the Commonwealth's General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2005 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System's interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by Office of Management and Budget (OMB). This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $77.4 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with special benefits laws payments. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled. Recently, the Employees Retirement System received a $42.9 million payment from OMB to cover shortfalls related to special benefit laws payments.

In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contributions to the Employees Retirement System and limited the retirement benefits for new employees by increasing the length of employment required for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

The law approving the sale of a controlling interest in Puerto Rico Telephone Company (PRTC) to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc. (Verizon)) provides that any future proceeds received by the government from the sale of its then remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System. The Commonwealth has decided to exercise its tag-along rights in connection with the sale by Verizon of its PRTC stock to Sercotel. As a result of the exercise of such rights, the Employees Retirement System will receive, if the transaction is consummated, approximately $500 million from the sale of its remaining stock participation in PRTC.

Historically, the Employees Retirement System achieved a return on investment of less than 2% on the PRTC stock, while the average return of the other assets in its portfolio was approximately 10.8%. In order to improve its funding ratio and address its continuing cash shortfalls, the Employees Retirement System intends to use the approximately $500 million received from the sale of the PRTC stock to acquire other, higher-yield assets, such as personal and mortgage loans to participants of the System.

The Employees Retirement System's disbursements of benefits during fiscal years 2003, 2004, and 2005 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC and a loan received from the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Treasury. Balances owed to the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The Employees Retirement System also experienced a cash shortfall of approximately $70 million for fiscal year 2006. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants is likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The proceeds of approximately $500 million to be generated by the Commonwealth's sale of its remaining PRTC stock will also be used to fund any cash flow imbalance, or portion thereof, in the next few years. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children's Trust after payment of all the outstanding bonds.

In addition, legislation has been submitted that, if enacted, will authorize the issuance of pension obligation bonds (POBs). The POBs will contribute approximately $2 billion in assets to the Employees Retirement System and will be payable solely from the Commonwealth's General Fund. While the POBs are outstanding and the Commonwealth is paying debt service, General Fund transfers to the Employees Retirement System in any fiscal year will be reduced by an amount equal to the lesser of $100 million and the debt service on the POBs payable in such fiscal year. The proposed legislation also includes a measure that would increase employee and employer contributions to the Employees Retirement System. Employee contributions would increase to 10% while employer contributions would gradually increase by 0.5% each fiscal year to a maximum of 12.5% in fiscal year 2012. The Employees Retirement System projects that current contributions, together with investment and other recurring income, earnings on the $2 billion that would be raised by the issuance of the POBs, and the proposed increase in employee and employer contributions will allow it to improve its funding ratio. It is uncertain, however, if and when the legislation submitted will be considered and approved.

Recent Developments Regarding Retirement Systems. Other than its current budgetary shortfalls, the principal challenge facing the Commonwealth involves resolving the increasing unfunded pension liability of the Employees Retirement System and the Teachers Retirement System, which were $9.2 billion as of June 30, 2003 and $2.3 billion as of June 30, 2004, respectively. The Commonwealth expects to reduce the unfunded liability of the Employees Retirement System through passage of proposed legislation which provides for increased employer and employee contributions, the issuance of up to $2 billion of pension obligation bonds, which would be payable from the Commonwealth's General Fund, and, subject to regulatory approval and other conditions, the sale of its remaining PRTC stock for approximately $500 million, which the Employees Retirement System expects to invest in higher-yielding assets.

The Employees Retirement System and the Teachers Retirement System are seeking reimbursement from the Commonwealth for certain special retirement benefits paid by them in prior fiscal years under legislation providing such retirement benefits. The Employees Retirement System is seeking reimbursement from the Commonwealth in the amount of $77.4 million for cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with payments pursuant to special benefit laws. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled. Recently, the Employees Retirement System received a $42.9 million payment from OMB to cover shortfalls related to payments made in connection with special benefits laws. OMB does not recognize as a Commonwealth liability part of the claims by the Teachers Retirement System ($119 million). OMB and the Teachers Retirement System are currently under inter-agency arbitration in an effort to resolve their differences.

Major Sources of General Fund Revenues

Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (P.R. Code), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity's income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of real estate investment trusts (REITs) received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes. The Sales Tax (see "Tax Reform") is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax will be effective starting on November 15, 2006 and is projected to generate annually approximately $1.337 billion in gross revenues.

Excise Taxes. The P.R. Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on their suggested retail price. The P.R. Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users. The excise tax imposed on articles and commodities imported into or manufactured in Puerto Rico for consumption in Puerto Rico was replaced by the previously described sales and use tax on November 15, 2006.

Recent Developments Regarding Excise Taxes. On October 17, 2006, the Governor signed into law Act No. 229 of 2006 (Act 229), which repealed the 5% general excise tax as of such date. Based on actual revenue receipts between July and September 2006 and expected business-to-business transactions, the Commonwealth believes that the anticipated $50 million reduction in excise tax revenue projections based on the earlier effective date is not expected to occur and consequently, the cash revenue projections for fiscal year 2007 will not be impacted by this reduction.

Other Taxes and Revenues. Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the U.S. mainland. The customs duties and excise taxes on shipments are imposed and collected by the U.S. and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, $13.25 per proof gallon has been or will be returned to the Treasury during the period from July 1, 1999 to December 31, 2005. Effective January 1, 2006, the amount returned will be reduced to the lesser of $10.50 per proof gallon and the actual excise tax imposed. Legislation is currently pending in both houses of the U.S. Congress, however, that would increase the amount of federal excise taxes per proof gallon transferred to the Commonwealth to $13.50 after December 31, 2005 and before January 1, 2007. This legislation would also allocate $0.50 of the total tax so returned to the Conservation Trust Fund, a charitable trust established in 1968 pursuant to a Memorandum of Understanding between the U.S. Department of the Interior and the Commonwealth whose mission is to protect natural resources in Puerto Rico.

Property Taxes. Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (CRIM), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

Collections of Income and Excise Taxes

The Treasury has continued its program for improving tax collections. The program consists, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses, (ii) computerizing the processing of tax returns, and (iii) identifying and eliminating taxpayer evasion.

Tax Reform

Act No. 117 of July 4, 2006 (Act 117) amends the P.R. Code to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government ("Central Government Sales Tax"). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% ("Municipal Sales Tax" and, together with the Central Government Sales Tax, "Sales Tax"). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations provided therein. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 repeals the 5% general excise tax imposed on imported goods and on goods manufactured in Puerto Rico. Certain items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items and will not be subject to the Sales Tax. The effective date of the repeal of the 5% general excise tax was October 17, 2006 pursuant to Act 229.

The Sales Tax will be effective on November 15, 2006. Municipalities, however, were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and some have already done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 1.3% of the Sales Tax, (ii) the Financial Assistance Fund, created by Act No.91 of May 13, 2006, will receive 1% of the Sales Tax, and (iii) the General Fund will receive 4.7% of the Sales Tax. The Secretary of the Treasury projects that each percentage point of the Sales Tax will generate annually approximately $191 million of gross revenues and that the Sales Tax will generate total annual gross revenues of approximately $1.337 billion. The revenues to be generated by the Sales Tax will be partly offset by the partial elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provides for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006. These special tax rates will apply to eligible dividends declared by domestic corporations or partnerships and "built-in" gains associated with capital assets held for periods in excess of six months, as well as certain withdrawals from retirement accounts. These special tax rates are only available for transactions in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. In the case of resident corporations and partnerships, these special tax rates apply only to real property located in Puerto Rico.

The Secretary of the Treasury expects the aforementioned provisions of Act 117 to generate approximately $264 million by December 31, 2006. The Legislative Assembly authorized, but later withdrew its authorization by recalling the approved bill, an increase of the Sales Tax by up to 1% by executive order of the Governor if these Act 117 provisions did not generate $1 billion by December 31, 2006. It is uncertain whether new legislation to grant such authorization to the Governor will be approved.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government, including public corporations, are estimated to be $4.420 billion for fiscal year 2006, an increase of $328.8 million, or 8%, from fiscal year 2005.

Budget of the Commonwealth

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor's objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the succeeding fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Financial Control and Adjustment Procedures. During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislative Assembly a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislative Assembly for new taxes or authorize borrowings under provisions of existing legislation or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority; first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare and retirement systems; and fourth, all other purposes.

A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (Budgetary Fund), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2005, the balance in the Budgetary Fund was $81.7 million. As of June 30, 2006, the Budgetary Fund is projected to have a balance of less than $10 million.

An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (Emergency Fund), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. Act No. 91 was amended on August 28, 2003, to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year and was further amended in 2005 to authorize the disbursement of funds from the Emergency Fund to cover certain General Fund expenditures and operational costs of the State Emergency Management Agency. The 2005 amendment also authorizes GDB to lend to the Commonwealth up to $150 million to replenish the Emergency Fund to provide funding for emergency and disaster needs. As of June 30, 2006, the balance in the Emergency Fund was less than $1 million.

Appropriations. In Puerto Rico, the central government performs many functions that in the fifty states are the responsibility of local governments, such as providing public education and police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico and to the municipalities. The grants to the University of Puerto Rico are included in current expenditures for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current disbursements for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 54% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. In the case of the judicial branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

On March 16, 2005, the Governor submitted to the Legislative Assembly of the Commonwealth a proposed balanced budget of resources and expenditures for fiscal year 2006 providing for General Fund resources and expenditures of $9.684 billion. The Legislative Assembly, which is controlled by the principal opposition political party, however, did not approve the Governor's proposed budget and instead, on June 30, 2005, approved a budget resolution for fiscal year 2006 that provided for General Fund expenditures of $9.258 billion. The Governor vetoed this budget resolution because the revenue measures contained therein, as estimated by the Secretary of the Treasury, were insufficient to cover the budgeted expenditures as required by the Constitution. He did, however, sign into law certain revenue-raising measures approved by the Legislative Assembly estimated to generate approximately $130 million in new revenues. Although the revenue-raising measures contained language conditioning their effectiveness on the approval by the Governor of the $9.258 billion budget resolution, according to the Secretary of Justice these revenue-raising measures are enforceable regardless of such language. Although no legal action has been initiated thus far, no assurance can be given that the effectiveness of such revenue measures will not be challenged.

As a result of the Governor's veto, and in accordance with the Commonwealth's Constitution, the budget for fiscal year 2005 (with certain adjustments) carried over and continued in effect for fiscal year 2006. The Governor, through Executive Order 2005-58 of August 30, 2005 (2006 Budget Executive Order), as amended, made certain additional adjustments to the budget in order to bring the total expenditures in line with the Secretary of the Treasury's estimate of total revenues for fiscal year 2006 of $8.945 billion. These adjustments included, among others, the Financed Debt Service.

Budget for Fiscal Year 2006. The consolidated budget for fiscal year 2006, including the resources and appropriation made in connection with the approval of GDB's loan to the Commonwealth of $741 million, totals $25.6 billion. Of this amount, $15.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.683 billion, which represents an increase of $463 million, or 5%, over actual expenditures for fiscal year 2005.

In the fiscal year 2006 budget, revenues and other resources of all budgetary funds total $13.8 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2006 budget, as compared to fiscal year 2005 preliminary results, is accounted for mainly by increases in personal income taxes (up $174 million), retained non-resident income taxes (up $16 million), corporate income taxes (up $271 million), various excise taxes (up $137 million), licenses (up $23 million), contributions from the lottery fund (up $13 million), electronic lottery fund (up $15 million), federal excise taxes on offshore shipments (up $9 million), and decreases in tollgate taxes and withholding taxes on dividends (down $6 million each), inheritance and gift taxes (down $5 million), other excise taxes (down $41 million) and other miscellaneous non-tax revenues (down $59 million).

Current expenses and capital improvements of all budgetary funds total $15.6 billion, an increase of approximately $1.1 billion from fiscal year 2005. The major changes in General Fund expenditures by program in fiscal year 2006 are mainly due to increases in education (up $304.6 million), health (up $158.7 million), public safety and protection (up $37.8 million), contributions to municipalities (up $16.5 million), other debt service, consisting principally of Commonwealth appropriation debt (up $124.3 million), and decreases in general government (down $36.2 million), economic development (down $14.9 million), housing (down $7.1 million), and debt service on Commonwealth's general obligation and guaranteed debt (down $263 million).

The general obligation bond authorization for the fiscal year 2006 budget is $675 million.

Estimated Budget Deficit for Fiscal Year 2006. The Secretary of the Treasury's estimate of total revenues for fiscal year 2006 is $8.645 billion (including $100 million of proceeds generated by the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A, which were privately placed), which is $350 million less than the amount originally budgeted of $8.995 million. This reduction in revenues is attributable primarily to the current economic slowdown, caused mainly by the current price of oil and its derivatives being at a historically high level, the government's fiscal crisis, which resulted in a two-week shutdown of non-essential government services in May 2006, and the uncertainty that prevailed during the later part of fiscal year 2006 regarding the enactment of proposed tax and fiscal reform measures designed to resolve the fiscal crisis. The Commonwealth expects this reduction in revenues to be temporary in nature and does not expect it to recur during fiscal year 2007.

Total expenditures for fiscal year 2006 were $9.683 billion, or approximately $1.0 billion above the estimate of total revenues for fiscal year 2006. Taking into account certain additional cash requirements in the amount of $368 million of the General Fund that were covered by alternative financing mechanisms, the fiscal year 2006 budget deficit totals approximately $1.4 billion.

The excess expenditures experienced during fiscal year 2006 (totaling $1.0 billion) were partially covered with funds from the Emergency and Budgetary Funds ($64 million) and a GDB loan ($741 million). The remaining shortfall, totaling $233 million, did not have a cash impact during fiscal year 2006 as a result of various cash management mechanisms, including the postponement of certain payments to third party vendors. This shortfall has had an impact on the Commonwealth's cash flow during fiscal year 2007.

The excess expenditures of $1.0 billion do not include other expenditures related to fiscal year 2006 which had been excluded from the fiscal 2006 budget, such as certain vendor debts of $268 million from prior fiscal years and $368 million of debt service due during fiscal year 2006 on the Commonwealth's general obligation bonds, which was paid from the proceeds of a GDB loan and refunded with the proceeds of the Commonwealth Public Improvement Refunding Bonds, Series 2006 B and C (Financed Debt Service). These excluded expenditures are referred to as the "Additional Expenditures."

Commonwealth's Budget Structural Imbalance

The budget imbalance in fiscal year 2006 comes in the wake of several recent fiscal years during which the Commonwealth's recurring expenditures exceeded its recurring revenues. These budget imbalances were covered in the past with loans from GDB, financing transactions (including long-term bond issues payable from the General Fund) and other non-recurring resources. The Commonwealth's recurring operating expenditures during fiscal year 2006 exceeded recurring revenues (the so-called structural imbalance) by approximately $1.2 billion, compared to $1 billion for fiscal year 2005. The $1.2 billion structural imbalance for fiscal year 2006 is the difference between expenditures of $9.683 billion plus the Financed Debt Service, for a total of $10.05 billion, less budgeted recurring revenues of $8.895 billion. The calculation of the $1.2 billion structural imbalance excludes (i) the $350 million reduction in revenues during fiscal year 2006 discussed above because the government does not consider it a permanent reduction in recurring revenues and (ii) net proceeds of $100 million received in fiscal year 2006 from the issuance of the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A, which is non-recurring. The amount of estimated expenditures also does not take into account certain Additional Expenditures discussed above, which, if considered recurrent, would increase the structural budget imbalance. The Commonwealth covered the fiscal year 2006 structural imbalance by financing the Financed Debt Service, issuing the Commonwealth's Public Improvement Refunding Bonds, Series 2006 A ($100 million), transferring approximately $64 million from the Emergency and Budgetary Funds and financing most of the remaining portion of the Commonwealth's fiscal year 2006 structural budget imbalance with a GDB loan of $741 million.

In addition to the aforementioned vendor debts and the Financed Debt Service, there are certain other expenditures not included in the amount of actual preliminary expenditures for fiscal year 2006 that may increase the structural imbalance. These include estimated amounts required to cover maintenance expenses incurred by Public Buildings Authority (PBA) (approximately $75 million) and subsidy and operational expenses incurred by the Agricultural Services and Development Administration (ASDA) (approximately $75 million). These last two items are covered by lines of credit from GDB collateralized by real estate of ASDA and PBA and accounts receivable of PBA, with payment expected from the sale of such pledged real estate and/or the collection of such pledged receivables.

Fiscal Reform. On May 25, 2006, the Governor signed legislation providing for a fiscal reform of the government of the Commonwealth (the "Fiscal Reform Legislation"). The legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth as the public policy of the Commonwealth the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses.

Specifically, the legislation requires the Executive Branch to realize savings of at least $300 million during fiscal year 2007 and $350 million per fiscal year thereafter until fiscal year 2009. Furthermore, on or prior to the third anniversary of the enactment of the legislation, the Commonwealth's budget of operational expenses must not exceed ninety-eight percent (98%) of the Commonwealth's recurring revenues. Similarly, the budget for the Legislative Assembly will remain at the fiscal year 2005 level until fiscal year 2008. The legislation also imposes a government-wide hiring freeze and institutes certain mechanisms through which important positions may be filled.

The Fiscal Reform Legislation prohibits the use of debt, loans or any other financing mechanisms to cover operational expenses or balance the budget of the Commonwealth. It also prohibits the use of savings realized from the refinancing of outstanding debt to cover the Commonwealth's operational expenses or balance the budget and further provides that collections during any fiscal year in excess of budgeted amounts must be deposited in the Financial Assistance Fund and used for the purposes for which such fund was created (i.e., the repayment of certain Commonwealth appropriation debt and repaying the Commonwealth's debt with the retirement systems). The Fiscal Reform Legislation provides that no branch of government is authorized to spend in excess of budgeted amounts and imposes financial and criminal penalties on the director of any instrumentality that violates this provision.

Finally, the Fiscal Reform Legislation requires the implementation of certain internal controls designed to prevent overspending and allow the Commonwealth to better manage its finances. It requires that all covered entities certify annually, among other things, their payroll expenses, the number of employees, the savings achieved during the fiscal year and how they plan to achieve further savings, and the performance of their investments. The Fiscal Reform Legislation also requires that the Governor submit to the Legislative Assembly, together with the proposed budget for the fiscal year, a seven-year strategic plan providing for the restructuring and consolidation of agencies and instrumentalities of the Commonwealth.

Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch's discretion and through the use of the Executive Branch's prerogatives. There is no assurance that the Fiscal Reform Legislation will generate the expected savings or that it will be implemented as enacted.

Budget for Fiscal Year 2007. The proposed consolidated budget for fiscal year 2007 totals $25.8 billion. Of this amount, $15.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents a decrease of $195 million over actual preliminary expenditures for fiscal year 2006.

Projected expenses and capital improvements of all budgetary funds total $15.1 billion, a decrease of approximately $500 million from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $42.7 million), Transportation and Communication (up $27.7 million), economic development (up $21 million), public safety and protection (up $20.7 million), housing (up $6.7 million), debt service on Commonwealth's general obligation and guaranteed debt (up $395.4 million), and decreases in health (down $161.9 million), education (down $77.9 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $484.6 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

As in prior years, health related expenditures during fiscal year 2006 exceeded budgeted amounts. In light of this experience, the Commonwealth is evaluating transferring approximately $230 million from the State Insurance Fund in order to cover any health related excess expenditures during fiscal year 2007. The Commonwealth would repay the State Insurance Fund for the amounts transferred to cover health related expenditures. This transfer, however, would have to be approved by the Legislative Assembly.

No general obligation bonds for fiscal year 2007 have been authorized.

Recent Developments Regarding Budget for Fiscal Year 2007. On July 10, 2006, the Governor signed a General Fund budget for fiscal year 2007 of $9.488 billion, or approximately $195 million less than the expenditures for fiscal year 2006 of $9.683 billion (excluding the Additional Expenditures). This reduction of approximately $195 million is attributable principally to decreases in the amount allocated to the Department of Education and certain health related expenditures. Currently, the Department of Education is working on an internal restructuring to reduce its expenditures so as to remain within its reduced operating budget. The Commonwealth expects to cover certain of its health related expenditures with a loan from the State Insurance Fund of $180 million.

The revenue projection for fiscal year 2007 is $9.163 billion, an increase of $618 million, or 7.2%, from preliminary net revenue collections for fiscal year 2006 of $8.545 billion. The Secretary of the Treasury's revenue projection for fiscal year 2007 consists of $8.899 billion, a 4.1% increase over fiscal year 2006, and $264 million to be generated by certain non-recurring tax measures. The revenue projections for fiscal year 2007 have been adjusted to take into account (i) the Planning Board's downward revision of its forecast for real growth in gross national product from 2.5% to 0.6%, (ii) the substitution of the Sales Tax for the 5% general excise tax, which is projected to raise $643 million during such period (4.7% of which Sales Tax is allocated to the General Fund) starting on November 15, 2006 through June 30, 2007, and (iii) certain income tax rate reductions included in the tax reform legislation.

The Commonwealth's budgeted expenditures for fiscal year 2007 of $9.488 billion exceed projected revenues of $9.163 billion by approximately $325 million. In addition, the Commonwealth must cover a $233 million cash shortfall relating to fiscal year 2006 and a $51 million cash shortfall relating to fiscal year 2007 consisting of (i) certain payments excluded from the fiscal year 2007 budget and (ii) temporary differences in cash flow during fiscal year 2007. The Commonwealth expects to reduce the budget deficit and cash shortfall of $619 million through the implementation of additional expenditure reducing measures, a possible increase in tax revenues resulting from the reduction of the uncertainty surrounding the government's fiscal crisis, and cash management mechanisms. Among such measures, OMB has established a ten percent reserve from the budgeted amounts of certain agencies totaling $540 million. Funds from these reserves may be used by the agencies only with OMB approval. The possible increase in tax revenues may be tempered by a number of factors, including without limitation, the adverse economic impact resulting from increases in the price of oil and the implementation of the Sales Tax.

The Commonwealth has also excluded from the fiscal year 2007 budget approximately $522 million of debt service payments on its outstanding appropriation debt. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. The remaining $219 million of debt service payments is owed by the Commonwealth to GDB. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund, a special fund created by Act No. 91 of May 13, 2006. The Financial Assistance Fund will be funded mainly with 1% of the Sales Tax, which is expected to generate annually approximately $191 million. However, due to the implementation of the Sales Tax on November 15, 2006, the 1% Sales Tax is expected to generate approximately $136.8 million for the seven and a half months in fiscal year 2007 for which it will be in effect. The Commonwealth is currently evaluating various restructuring alternatives for its outstanding appropriation debt, some of which may require legislative approval, in order to cover these debt service payments with the expected revenues of the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth's General Fund.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing the fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Hard Dollar Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. Even with such hard dollar payments, FMR may cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views its hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. FMR expects that brokers from whom FMR purchases research products and services with hard dollars are unlikely to participate in commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal years ended January 31, 2007, 2006, and 2005, the fund paid no brokerage commissions.

During the fiscal year ended January 31, 2007, the fund paid no brokerage commissions to firms for providing research services.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and from the federal alternative minimum tax (AMT). Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal AMT, although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

New York Tax Matters. Individual shareholders of the fund will not be required to include in their adjusted gross income for New York State and New York City personal income tax purposes any portion of distributions received from the fund that are derived from or attributable to (i) interest income on obligations of New York State or any political subdivision thereof (including New York City) or of a possession or territory of the United States or any political subdivision thereof, provided that at least 50 percent of the value of the fund's total assets at the close of each quarter of its taxable year consist of obligations the interest on which is tax-exempt for federal income tax purposes and such income is not otherwise properly includible in the shareholder's federal adjusted gross income, (ii) interest income on obligations of the United States and its possessions even if includible in the shareholder's federal adjusted gross income, provided that at least 50 percent of the value of the fund's total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the fund provides a timely written notice of designation to shareholders, or (iii) interest income on obligations of any authority, commission or instrumentality of the United States to the extent federal law exempts such income from state income taxation, provided that at least 50 percent of the value of the fund's total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the fund provides a timely written notice of designation to shareholders. Distributions from the funds that are derived from or attributable to sources other than those described in the preceding sentence, including interest on obligations of other states and their political subdivisions (unless the obligation is created by a compact or an agreement to which New York State is a party) will generally be taxable to individual shareholders as ordinary income for New York State and New York City personal income tax purposes.

Shareholders of the funds that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by the funds in their "entire net income" for purposes of such taxes and will be required to include their investment in shares of the funds in their investment capital or business capital, but not both, for purposes of such taxes.

If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the funds generally will be subject to such taxation, except to the extent such distributions are derived exclusively from interest income on obligations of New York State or any political subdivision thereof (including New York City) and are not properly includible in the shareholder's federal adjusted gross income. However, shareholders of the fund generally will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares of the fund.

Shares of the fund will not be subject to property taxes imposed by New York State or New York City.

Interest on indebtedness incurred or continued to purchase or carry shares of each fund generally will not be deductible for New York State and New York City personal income tax purposes.

Interest income earned by the fund that is distributed to its shareholders generally will not be taxable to the fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and New York City presently in effect as they directly govern the taxation of shareholders of the fund. These provisions are subject to change by legislative or administrative action, and any such change maybe retroactive with respect to the fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and New York City matters.

Capital Gain Distributions. The fund may distribute any net realized capital gains once a year or more often, as necessary.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1991

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Robert L. Reynolds (55)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity New York Municipal Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (59)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Michael Marchese (49)

Year of Election or Appointment: 2004

Vice President and manager of the fund. Mr. Marchese also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Marchese worked as a legal analyst, director of research for the Municipal Money Market Group, and portfolio manager.

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended January 31, 2007, the committee held 13 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended January 31, 2007, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Stavropoulos (Chair), Gamper, and Lautenbach), the Fixed-Income, International, and Special Committee (composed of Ms. Small (Chair), Ms. Knowles, and Mr. Dirks), and the Select and Asset Allocation Committee (composed of Dr. Heilmeier (Chair), Messrs. Keyes and Wolfe). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended January 31, 2007, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 11 meetings, and the Select and Asset Allocation Committee held 11 meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Gamper, and Lautenbach, Dr. Heilmeier, and Ms. Small) and the Fixed-Income Contract Committee (composed of Ms. Small (Chair), Mr. Dirks, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended January 31, 2007, each Fund Contract Committee held four meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended January 31, 2007, the Shareholder, Distribution and Brokerage Committee held 13 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended January 31, 2007, the committee held 16 meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended January 31, 2007, the committee held 10 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended January 31, 2007, the committee held 18 meetings.

The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended January 31, 2007, the committee held two meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2006.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Robert L. Reynolds
The fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	George H. Heilmeier	James H. Keyes	Marie L. Knowles
The fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
The fund	none	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended January 31, 2007, or calendar year ended December 31, 2006, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.[2]	Robert M. Gates[3]	George H. Heilmeier	James H. Keyes[4]	Marie L. Knowles
The fund	$ 550	$ 548	$ 598	$ 536	$ 497	$ 588
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 363,500	$ 362,000	$ 435,788	$ 354,000	$ 295,500	$ 389,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	William O. McCoy[5]	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
The fund	$ 572	$ 492	$ 548	$ 546	$ 544
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 369,333	$ 403,500B	$ 362,000	$ 358,500	$ 359,500

1 Edward C. Johnson 3d, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 During the period from June 1, 2005 through February 14, 2006, Mr. Gamper served as a Member of the Advisory Board. Effective February 15, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 Dr. Gates served on the Board of Trustees through December 2006.

4 During the period from March 1, 2006 through December 31, 2006, Mr. Keyes served as a Member of the Advisory Board. Effective January 1, 2007, Mr. Keyes serves as a Member of the Board of Trustees.

5 Mr. McCoy served on the Board of Trustees through January 1, 2007.

A Reflects compensation received for the calendar year ended December 31, 2006 for 350 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2006, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Albert R. Gamper, $146,670; Robert M. Gates, $189,144; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $152,667; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $39,213; and William O. McCoy, $85,287.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2006, Mr. McCoy voluntarily elected to defer $47,000.

As of January 31, 2007, the Trustees, Member of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC), formerly known as Fidelity Management & Research (Far East) Inc. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FRAC, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund, with the exception of the following: interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.20% of the fund's average net assets throughout the month.

Effective April 1, 2007, FMR reduced the management fee rate paid by the fund from 0.43% to 0.20%.

The following table shows the amount of management fees paid by the fund to FMR for the past three fiscal years, and the amount of credits reducing management fees.

Fund	Fiscal Years Ended January 31	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
The fund	2007(dagger)	$ 1,591,775	$ 8,105,823*
	2006	$ 1,116,143	$ 5,906,347*
	2005	$ 353,058	$ 4,741,993*

* After reduction of fees and expenses paid by the fund to the Independent Trustees.

(dagger) Effective April 1, 2007, FMR discontinued the fund's voluntary expense limitation.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The following table shows the periods of reimbursement and level of expense limitation; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

Fund	Aggregate Operating Expense Limitation	Fiscal Years Ended January 31	Management Fee Before Reimbursement	Amount of Management Fee Reimbursement
The fund	0.40%(dagger)	2007	$ 8,105,823*	$ 558,403
	0.40%	2006	$ 5,906,347*	$ 406,592
	0.40%	2005	$ 4,741,993*	$ 329,884

* After reduction of fees and expenses paid by the fund to the Independent Trustees.

(dagger) Effective April 1, 2007, FMR discontinued the fund's voluntary expense limitation.

Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended January 31, 2007, 2006, and 2005, FMR paid FIMM fees of $4,056,575, $2,626,528, and $2,374,256, respectively.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of the fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on the fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For the past three fiscal years, no fees were paid to FIIA and FIIA(U.K.)L on behalf of the fund for providing investment advice and research services pursuant to the fixed-income research agreements.

Sub-Adviser - FRAC. On behalf of the fund, FMR, FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. The Board of Trustees approved the new research agreement with FRAC on January 19, 2006.

Under the terms of the research agreement, FMR and FIMM agree, in the aggregate, to pay FRAC a monthly fee equal to 110% of FRAC's costs incurred in providing investment advice and research services for the fund.

On behalf of the fund, for the fiscal year ended January 31, 2007, FRAC received a fee of $494,377. For the fiscal year ended January 31, 2006, fees are not available.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

B. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

D. Non-routine proposals will generally be voted in accordance with the guidelines.

E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment and Advisor Compliance Department. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

B. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

C. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

D. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

E. Sunset provision - a condition in a charter or plan that specifies an expiration date.

F. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

G. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

H. Large Capitalization Company - a company included in the Russell 1000 stock index.

I. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a. The Poison Pill includes a Sunset Provision of less than 5 years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether it has been proven that the company engaged in options backdating.

5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4. Awards to non-employee directors are subject to management discretion.

5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4. The company's relative performance compared to other companies within the relevant industry or industries;

5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

1. A sunset provision of no greater than 5 years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor for audit or non-audit services for the company.

VIII. Shares of Investment Companies

A. When a Fidelity Fund invests in an underlying Fidelity fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

B. Certain Fidelity Funds may invest in shares of Fidelity Central Funds. Central Fund shares, which are held exclusively by Fidelity funds or accounts managed by an FMR affiliate, will be voted in favor of proposals recommended by the Central Funds' Board of Trustees.

IX. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Institutional Class and Service Class (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Institutional Class and Service Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

The Rule 12b-1 Plan adopted for Service Class of the fund is described in the prospectus for that class.

Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under the Service Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Service Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Service Class Plan does not provide for specific payments by Service Class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution fees paid by FDC to intermediaries, FDC or an affiliate may compensate intermediaries that distribute and/or service the fund. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each class of the fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreement, Citibank provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. Citibank in turn has entered into a sub-transfer agent agreement with FIIOC, an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FIIOC performs all processing activities associated with providing these services for each class of the fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FIIOC receives an asset-based fee calculated and paid monthly on the basis of each class's average daily net assets, with respect to each position or account in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with Citibank. Under the terms of the agreement, Citibank provides pricing and bookkeeping services for the fund. Citibank in turn has entered into a sub-service agent agreement with FSC, an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity New York AMT Tax-Free Money Market Fund is a fund of Fidelity New York Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. On August 15, 2005, New York AMT Tax-Free Money Market changed its name from Spartan® New York Municipal Money Market Fund to Fidelity New York AMT Tax-Free Money Market Fund. Currently, there are two funds offered in Fidelity New York Municipal Trust II: Fidelity New York Municipal Money Market Fund and Fidelity New York AMT Tax-Free Money Market Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. The fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended January 31, 2007, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Financial statements and financial highlights for each of Institutional Class and Service Class will be included in the fund's annual report when the class has completed its first annual period. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com or www.advisor.fidelity.com 15 or more days after month-end.

This information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide specific fund level performance attribution information and statistics to the Board or third parties, such as fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly, four or more calendar days after the end of the week); Moody's Investors Service (full holdings weekly, four or more calendar days after the end of the week); and Anacomp Inc. (full or partial holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Spartan, and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.